UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 7, 2019

Date of Report (date of earliest event reported)

INTEVAC, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26946	94-3125814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification Number)

3560 Bassett Street

Santa Clara, CA  95054

(Address of principal executive offices)

(408) 986-9888

(Registrant's telephone number, including area code)

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	IVAC	The Nasdaq Stock Market LLC (Nasdaq) Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Directors

On June 7, 2019, the Board of Directors (the “Board”) of Intevac, Inc. (the “Company” or the “registrant”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Mses. Dorothy D. Hayes, nonexecutive chairman of the board at First Tech Federal Credit Union, and Michele F. Klein, chief executive officer of Jasper Ridge Inc. to the Board, effective as of June 7, 2019, and, effective upon the appointment of Mses. Hayes and Klein to the Board, increased the size of the Board to nine members. Mses. Hayes and Klein will be appointed to serve on Board committees at a later date. Committee assignments, once determined, will be disclosed by the registrant in a Current Report on Form 8-K.

Mses. Hayes and Klein are not a party to any arrangement or understanding pursuant to which Mses. Hayes and Klein were selected as directors, nor are Mses. Hayes and Klein a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with their appointment to the Board, Mses. Hayes and Klein will each receive an option grant of 25,000 shares. Mses. Hayes and Klein will also each receive a $45,000 annual cash retainer for directors and any additional committee fees in accordance with the Company’s standard non-employee director compensation guidelines.

A copy of the press release issued by the Company announcing the appointment of Mses. Hayes and Klein to the Board is furnished herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
99.1	Press Release.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.

Date: June 10, 2019	/s/ JAMES MONIZ
James Moniz
Executive Vice President, Finance and Administration,
Chief Financial Officer and Treasurer